UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): MAY 26, 2011

FIBROCELL SCIENCE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-31564	87-0458888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 713-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Annual Meeting of Stockholders of Fibrocell Science, Inc. (“Fibrocell”), which was originally scheduled for 10:00 a.m. on June 1, 2011, has been postponed and rescheduled for 10:00 a.m. on June 15, 2011. The Annual Meeting will be held at 405 Eagleview Blvd., Exton, Pennsylvania 19341. Fibrocell rescheduled the Annual Meeting due to an inadvertent delay in the mailing of its original notice and proxy statement by the third party Fibrocell retained to complete such mailing. Fibrocell decided to postpone the Annual Meeting so that its stockholders have sufficient time to review the notice and proxy statement and to ensure that a quorum of stockholders is present at the Annual Meeting. The close of business on April 25, 2011 will remain as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any and all postponements or adjournments thereof. In addition, no change has been made to the proposals to come before the Annual Meeting, which were presented in the proxy statement that Fibrocell filed with the Securities and Exchange Commission on April 29, 2011.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBROCELL SCIENCE, INC.

Date: May 26, 2011

By: /s/ Declan Daly
Declan Daly,
Chief Operating Officer

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